                                                                                               EXHIBIT 10.5

                                                                                                    ANNEX A

                                                   ISDA(R)
                                           CREDIT SUPPORT ANNEX
                                          to the Schedule to the
                                           ISDA Master Agreement
                                    dated as of October 9, 2007 between
          HSBC Bank USA, National Association (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                                    and
      LaSalle Bank National Association not in its individual capacity but solely in its capacity as
                        Supplemental Interest Trust Trustee for the benefit of the
         Supplemental Interest Trust and Trustee for the benefit of the RAAC Series 2007-SP3 Trust
                         (hereinafter referred to as "PARTY B" or "SECURED PARTY").

For the  avoidance of doubt,  and  notwithstanding  anything to the  contrary  that may be contained in the
Agreement,   this  Credit  Support  Annex  shall  relate  solely  to  the  Transaction  documented  in  the
Confirmations dated October 9,, 2007,  between Party A and Party B, Reference Number 487444HN and 487445HN.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)  "DELIVERY  AMOUNT" has the meaning  specified in  Paragraph  3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly  following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each  Valuation  Date" and (II) by deleting in its entirety the sentence  beginning  "Unless  otherwise  specified  in  Paragraph  13" and  ending  "(ii) the Value as of that
     Valuation  Date of all Posted  Credit  Support held by the Secured  Party." and  inserting in lieu thereof the following:

                           The "DELIVERY  AMOUNT"  applicable  to the Pledgor for any  Valuation  Date will equal the greatest of

                           (1)      the  amount  by  which  (a) the S&P  Credit  Support  Amount  for  such
                                    Valuation  Date exceeds (b) the S&P Value as of such  Valuation Date of all Posted Credit Support held by the Secured Party,

                           (2)      the  amount by which  (a) the  Moody's  First  Trigger  Credit  Support
                                    Amount for such  Valuation  Date exceeds (b) the Moody's  First Trigger
                                    Value as of such  Valuation  Date of all Posted Credit  Support held by the Secured Party, and

                           (3)      the  amount by which (a) the  Moody's  Second  Trigger  Credit  Support
                                    Amount for such  Valuation  Date exceeds (b) the Moody's Second Trigger
                                    Value as of such  Valuation  Date of all Posted Credit  Support held by the Secured Party.

(B)  "RETURN  AMOUNT" has the meaning  specified  in  Paragraph  3(b) as amended by  deleting in its  entirety  the sentence  beginning "Unless otherwise  specified in Paragraph 13" and ending "(ii) the Credit Support Amount."
     and inserting in lieu thereof the following:

                           The "RETURN AMOUNT"  applicable to the Secured Party for any Valuation Date will equal the least of

                           (1)      the amount by which (a) the S&P Value as of such  Valuation Date of all
                                    Posted  Credit  Support held by the Secured  Party  exceeds (b) the S&P
                                    Credit Support Amount for such Valuation Date,

                           (2)      the  amount by which (a) the  Moody's  First  Trigger  Value as of such
                                    Valuation  Date of all Posted Credit  Support held by the Secured Party exceeds (b) the Moody's First Trigger  Credit  Support  Amount for such
                                    Valuation Date, and

                           (3)      the amount by which (a) the  Moody's  Second  Trigger  Value as of such
                                    Valuation  Date of all Posted Credit  Support held by the Secured Party exceeds (b) the Moody's  Second  Trigger Credit Support Amount for such
                                    Valuation Date.

(C)  "CREDIT SUPPORT AMOUNT" shall not apply.  For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody's First Trigger Credit
     Support Amount,  or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)     ELIGIBLE COLLATERAL.

                  On any date,  the items set forth in  Schedule I will  qualify as  "ELIGIBLE  COLLATERAL"
                  (for the avoidance of doubt, all Eligible Collateral to be denominated in USD).

(iii)    OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not applicable.

(iv)     THRESHOLD.

(A)  "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)  "THRESHOLD"  means,  with respect to Party A and any  Valuation  Date,  zero if (i) a Ratings  Event or an S&P
     Required  Rating  Downgrade has occurred and has been  continuing (x) for at least 10 Local Business Days with respect to S&P or (y) for at least 30 days with request to Fitch or Moody's; otherwise, infinity.

                           "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

(C)  "MINIMUM TRANSFER AMOUNT" means USD 50,000 with respect to Party A and Party B.

(D)  ROUNDING:  The Delivery Amount will be rounded up to the nearest integral  multiple of USD 10,000.  The Return
     Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)      VALUATION AND TIMING.

(i)  "VALUATION  AGENT" means Party A;  provided,  however,  that if an Event of Default  shall have  occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an  independent  party,  reasonably  acceptable  to Party A, the cost for which shall be borne by Party A. All calculations by the Valuation Agent must be made in accordance with standard market  practice,  including,  in the event of a dispute as to the Value of any Eligible  Credit  Support or Posted  Credit  Support,  by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

(ii) "VALUATION DATE" means each Local Business Day on which the Threshold for Party A is zero.

(iii) "VALUATION  TIME" means the close of business in the city of the  Valuation  Agent on the Local  Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of  approximately  the same time on the same date.  The Valuation  Agent will notify each party (or the other party, if the Valuation Agent is a party) of its  calculations  not later than the  Notification  Time on the  applicable  Valuation  Date (or in the case of Paragraph  6(d), the Local
     Business Day following the day on which such relevant calculations are performed)."

(iv)     "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(d)      CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  The following  Termination  Events will be a "SPECIFIED  CONDITION" for the party  specified  (that party being the Affected Party if the  Termination  Event  occurs  with  respect  to that  party):  With  respect  to  Party  A: any
         Additional  Termination  Event with  respect to which  Party A is the sole  Affected  Party.  With respect to Party B: None.

(e)      SUBSTITUTION.

(i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)     CONSENT.  If  specified  here as  applicable,  then the Pledgor  must  obtain the Secured  Party's consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      DISPUTE RESOLUTION.

(i)      "RESOLUTION  TIME" means 1:00 p.m. New York time on the Local  Business Day  following the date on which the notice of the dispute is given under Paragraph 5.

(ii) VALUE.  Notwithstanding  anything to the contrary in Paragraph 12, for the purpose of  Paragraphs  5(i)(C) and
     5(ii), the S&P Value,  Moody's First Trigger Value, and Moody's Second Trigger Value, on any date, of Eligible
     Collateral other than Cash will be calculated as follows:

                  For cash,  the  amount  thereof:  multiplied  , in the case of the S&P  Value,  if an S&P
                  Required  Ratings  Downgrade  has  occurred  and  been  continuing  for at least 10 Lacal
                  Business Days, by the S&P Required Ratings  Downgrade  Valuation  Percentage set forth in
                  Schedule I.

                  For Eligible  Collateral in the form of  securities  listed in Paragraph  13(b)(ii):  the sum of (A)  the  product  of  (1)(x)  the  bid  price  at the  Valuation  Time  for  such securities on the principal  national  securities  exchange on which such  securities are listed, or (y) if such securities are not listed on a national securities  exchange,  the bid price  for such  securities  quoted at the  Valuation  Time by any  principal  market maker for such  securities  selected by the Valuation  Agent, or (z) if no such bid price is listed or quoted  for such date,  the bid price  listed or quoted (as the case may be)
                  at the  Valuation  Time for the day next  preceding  such date on which such  prices were available and (2) the applicable Valuation  Percentage for such Eligible Collateral,  and
                  (B) the accrued  interest on such  securities  (except to the extent  Transferred  to the
                  Pledgor  pursuant to Paragraph  6(d)(ii) or included in the applicable  price referred to in the immediately preceding clause (A)) as of such date.

(iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

(i)  ELIGIBILITY TO HOLD POSTED COLLATERAL;  CUSTODIANS. Party B (or any Custodian) will be entitled to hold Posted
     Collateral pursuant to Paragraph 6(b).

                  Party B may appoint as  Custodian  (A) the entity then  serving as  Indenture  Trustee or
                  (B) any entity  other than the entity  then  serving as  Indenture  Trustee if such other entity (or, to the extent  applicable,  its parent  company or credit  support  provider)
                  shall then have a  short-term  unsecured  and  unsubordinated  debt rating from S&P of at least "A-1."

                  If at any time the  Custodian  does not have  credit  ratings  from S&P at least equal to
                  "A-1",  the  Indenture  Trustee must within 60 days obtain a replacement  Custodian  with credit  ratings  from S&P at least  equal to  "A-1" or if its  short-term  rating  is not available  by S&P, in the event that its  long-term  unsecured  and  unsubordinated  debt rating from S&P at least equal to "A+."

                  Initially, the CUSTODIAN for Party B is: Indenture Trustee.

(ii) USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of
     Paragraph 6(c)(ii) will apply to Party B.

(h)  DISTRIBUTIONS AND INTEREST AMOUNT.

(i)  INTEREST RATE. The "INTEREST RATE" will be the actual interest rate earned on Posted Collateral in the form of
     Cash that is held by Party B or its Custodian. Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable  within two Local Business Days of demand)  Permitted  Investments rated at least (x)
     AAAm or AAAm-G by S&P and (y)  Prime-1 by Moody's or Aaa by  Moody's,  as  directed  by Party A (unless (x) an
     Event of Default  or an  Additional  Termination  Event has  occurred  with  respect  to which  Party A is the defaulting or sole Affected Party or (y) an Early  Termination  Date has been  designated,  in which case such investment  shall be held  uninvested).  Gains and losses  incurred  in respect  of any  investment  of Posted
     Collateral  in the form of Cash in  Permitted  Investments  as directed by Party A shall be for the account of
     Party A.

(ii) TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided,  however, that the obligation of Party B to Transfer any  Interest  Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

(iii)    ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)     "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      DEMANDS  AND  NOTICES.All  demands,  specifications  and  notices  under  this  Annex will be made pursuant to the Notices  Section of this  Agreement,  except  that any  demand,  specification  or notice  shall be given to or made at the  following  addresses,  or at such  other  address as the relevant party may from time to time  designate by giving notice (in accordance  with the terms of this paragraph) to the other party:

         If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

         If to Party B's Custodian:

         Attn: Global Securities and Trust Services, RAAC Series 2007-SP3
         135 South LaSalle Street, Suite 1511
               Chicago, IL 60603
         Telephone no.:    (312) 992-1816
         Facsimile no.:    (312) 904-1368

(l)      ADDRESS FOR TRANSFERS.  Each Transfer  hereunder  shall be made to the address  specified below or to an address  specified in writing from time to time by the party to which such  Transfer will be made.

         Party A account details for holding collateral:

         HSBC Bank USA, National Association
         ABA # 021-001-088
         For credit to Department 299
         A/C: 000-04929-8
         HSBC Derivative Products Group

         Party B's Custodian account details for holding collateral

         LaSalle Bank National Association
         ABA # 071000505
         LaSalle CHGO/CTR/BNF:/LaSalle Trust
         Account # 725054.4
         Attn: RAAC Series 2007-SP3 Collateral Support Acct

(m)      OTHER PROVISIONS.

(i)  COLLATERAL ACCOUNT.  Party B shall open and maintain a segregated  account,  and hold, record and identify all
     Posted Collateral in such segregated account.

(ii) AGREEMENT  AS TO  SINGLE  SECURED  PARTY  AND  SINGLE  PLEDGOR.  Party  A  and  Party  B  hereby  agree  that, notwithstanding  anything to the contrary in this Annex,  (a) the term  "Secured  Party" as used in this Annex means only Party B, (b) the term  "Pledgor"  as used in this Annex  means only Party A, (c) only Party A makes the pledge and grant in  Paragraph 2, the  acknowledgement  in the final  sentence of  Paragraph  8(a) and the representations in Paragraph 9.

(iii) CALCULATION  OF VALUE.  Paragraph  4(c) is hereby  amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value,  Moody's Second Trigger Value".  Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Moody's First Trigger
     Value,  and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof
     "S&P Value,  Moody's First Trigger Value,  and Moody's Second Trigger Value".  Paragraph 5 (flush language) is hereby  amended by deleting the word "Value" and  inserting in lieu thereof "S&P Value,  Moody's First Trigger
     Value,  or Moody's Second Trigger  Value".  Paragraph 5(i) (flush  language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger
     Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof
     "any one or more of the S&P Value,  Moody's First Trigger Value,  or Moody's Second Trigger Value, as may be".
     Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value,  Moody's First Trigger Value, or Moody's Second Trigger Value"
     and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P
     Value,  Moody's First Trigger Value,  or Moody's  Second Trigger  Value".  Each of Paragraph  8(b)(iv)(B)  and
     Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P
     Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

(iv) FORM OF ANNEX.  Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive,  of this
     Annex is intended to be the  printed  form of ISDA Credit  Support  Annex  (Bilateral  Form - ISDA  Agreements
     Subject to New York Law Only  version) as published and  copyrighted  in 1994 by the  International  Swaps and
     Derivatives Association, Inc.

(v)  EVENTS OF DEFAULT.  Paragraph 7 will not apply to cause any Event of Default to exist with  respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's  obligations  under  Paragraph
     3(b) of the Credit  Support  Annex.  Notwithstanding  anything to the  contrary in Paragraph 7, any failure by
     Party A to comply with or perform any  obligation to be complied with or performed by Party A under the Credit
     Support Annex shall only be an Event of Default if (A) a S&P Required Ratings Downgrade Event has occurred and been  continuing  for 30 or more Local  Business  Days,  and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(vi) EXPENSES.  Notwithstanding  anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of
     Eligible Collateral.

(vii) WITHHOLDING. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

          (ix)    ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "COLLATERAL  EVENT"  means that no Relevant  Entity has credit  ratings at least equal to the Approved Ratings Threshold.

                  "EXPOSURE"  has the  meaning  specified  in  Paragraph  12,  except  that  after the word
                  "Agreement" the words  "(assuming,  for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

                  "LOCAL BUSINESS DAY" means:  any day on which (A) commercial  banks are open for business
                  (including  dealings in foreign exchange and foreign  currency  deposits) in New York and the  location  of Party A, Party B and any  Custodian,  and (B) in relation to a Transfer of  Eligible  Collateral,  any day on which  the  clearance  system  agreed  between  the parties for the delivery of Eligible  Collateral is open for  acceptance and execution of settlement  instructions  (or in the  case  of a  Transfer  of  Cash  or  other  Eligible
                  Collateral for which delivery is  contemplated  by other means a day on which  commercial banks  are  open for  business  (including  dealings  in  foreign  exchange  and  foreign deposits) in New York and the location of Party A, Party B and any Custodian.

                  "MOODY'S  FIRST  TRIGGER  EVENT"  means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S  FIRST  TRIGGER  CREDIT  SUPPORT  AMOUNT"  means,  for any Valuation  Date,  the excess, if any, of

                  (I)      (A)      for any  Valuation  Date on which (I) a Moody's First Trigger Event has occurred  and has been  continuing  (x) for at least 30 Local  Business
                                    Days or (y) since this Annex was  executed  and (II) it is not the case that a Moody's  Second  Trigger Event has occurred and been  continuing for at least 30 Local  Business Days, an amount equal to the greater of
                                    (a) zero and (b) the sum of (i) the Secured  Party's  Exposure for such
                                    Valuation  Date and (ii) the sum,  for each  Transaction  to which this
                                    Annex  relates,  of the  product of (1) the  applicable  Moody's  First
                                    Trigger  Factor  set  forth in  Table  1, (2) 250 and (3) the  Notional
                                    Amount for such  Transaction for the Calculation  Period which includes such Valuation Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A such Valuation Date.

                  "MOODY'S  FIRST TRIGGER  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under  an  Eligible  Guarantee  or  an  Eligible  Replacement,  (i)  if  such  entity  has a short-term  unsecured and  unsubordinated  debt rating from Moody's,  a long-term  unsecured and  unsubordinated  debt  rating  or  counterparty  rating  from  Moody's  of  "A2"  and  a short-term  unsecured and unsubordinated  debt rating from Moody's of "Prime-1",  or (ii) if such  entity  does not  have a  short-term  unsecured  and  unsubordinated  debt  rating  or counterparty  rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from Moody's of "A1".

                  "MOODY'S  FIRST  TRIGGER  VALUE"  means,  on any date and with  respect  to any  Eligible
                  Collateral  other than Cash, the bid price obtained by the Valuation Agent  multiplied by the Moody's First Trigger  Valuation  Percentage  for such Eligible  Collateral set forth in Paragraph 13(b)(ii).

                  "MOODY'S  SECOND  TRIGGER  EVENT" means that no Relevant  Entity has credit  ratings from
                  Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                   "MOODY'S  SECOND  TRIGGER  CREDIT SUPPORT  AMOUNT"  means,  for any Valuation  Date, the excess, if any, of

                  (I)      (A)      for any  Valuation  Date on which it is the case that a Moody's  Second
                                    Trigger  Event has occurred and been  continuing  for at least 30 Local
                                    Business  Days,  an amount equal to the  greatest of (a) zero,  (b) the aggregate  amount of the next  payment  due to be paid by Party A under each  Transaction to which this Annex  relates,  and (c) the sum of (x)
                                    the Secured  Party's  Exposure for such Valuation Date and (y) the sum, for each Transaction to which this Annex relates, of

                                    (1) if  such  Transaction  is  not a  Transaction-Specific  Hedge,  the
                                    product of (i) the  applicable  Moody's Second Trigger Factor set forth
                                    in  Table  2,  (ii)  250  and  (iii)  the  Notional   Amount  for  such
                                    Transaction  for the  Calculation  Period which includes such Valuation
                                    Date; or

                                    (2) the product of (i) the  applicable  Moody's  Second  Trigger Factor set forth in Table 3, (ii) 250 and (iii) the  Notional  Amount for such
                                    Transaction  for the  Calculation  Period which includes such Valuation
                                    Date; or

                           (B)      for any other Valuation Date, zero, over

                  (II)     the Threshold for Party A for such Valuation Date.

                  "MOODY'S SECOND TRIGGER  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under  an  Eligible  Guarantee  or  an  Eligible  Replacement,  (i)  if  such  entity  has a short-term  unsecured and  unsubordinated  debt rating from Moody's,  a long-term  unsecured and  unsubordinated  debt  rating  or  counterparty  rating  from  Moody's  of  "A3"  and  a short-term  unsecured and unsubordinated  debt rating from Moody's of "Prime-2",  or (ii) if such  entity  does not have a  short-term  unsecured  and  unsubordinated  debt  rating from
                  Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty  rating from
                  Moody's of "A3".

                  "MOODY'S  SECOND  TRIGGER  VALUE"  means,  on any date and with  respect to any  Eligible
                  Collateral  other than Cash, the bid price obtained by the Valuation Agent  multiplied by the Moody's Second Trigger  Valuation  Percentage for such Eligible  Collateral set forth in Paragraph 13(b)(ii).

                  "PRICING  SOURCES"  means  the  sources  of  financial   information  commonly  known  as
                  Bloomberg,  Bridge Information Services,  Data Resources Inc., Interactive Data Services,
                  International  Securities Market  Association,  Merrill Lynch Securities Pricing Service,
                  Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

                  "S&P APPROVED  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor  under an
                  Eligible  Guarantee or an Eligible  Replacement,  a short-term  unsecured and unsubordinated debt rating from S&P of "A-1",  or, if such entity does not have a short-term  unsecured and unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated  debt rating from S&P of "A+".

                   "S&P  CREDIT  SUPPORT  AMOUNT"  means,  (a) if an S&P  Approved  Ratings  Downgrade  has occurred and has continued  for 10 Local  Business  Days,  for any  Valuation  Date,  the
                  Exposure;  (b) if an S&P Required  Ratings  Downgrade  has occurred and has continued for
                  10  Local  Business  Days:  an  amount  equal  to  125%  of  the  Exposure  or (c) if the
                  Threshold is Infinity: zero.

                   "S&P  VALUE"  means,  on any date and  with  respect  to any  Eligible  Collateral,  the product  of (A) the bid  price (or face  value  with  respect  to Cash)  obtained  by the
                  Valuation  Agent for such  Eligible  Collateral  and (B)(i) if the S&P  Approved  Ratings
                  Downgrade has occurred and been  continuing  for at least 10 Local Business Days, the S&P
                  Approved  Ratings  Downgrade  Valuation  Percentage  or  (ii) if a S&P  Required  Ratings
                  Downgrade  has occurred and been  continuing  for at least 10 Local  Business  Days,  S&P
                  Required  Ratings  Downgrade  Valuation  Percentage,  as  applicable,  for such  Eligible
                  Collateral set forth in Schedule I.

                  "TRANSACTION  EXPOSURE"  means,  for  any  Transaction,  Exposure  determined  as if such
                  Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "TRANSACTION-SPECIFIC  HEDGE" means any Transaction  that is (i) an interest rate swap in respect  of  which  (x) the  notional  amount  of the  interest  rate  swap  is  "balance guaranteed"  or (y) the  notional  amount of the interest  rate swap for any  Calculation
                  Period  otherwise is not a specific  dollar  amount that is fixed at the inception of the
                  Transaction,  (ii) an  interest  rate  cap,  (iii)  an  interest  rate  floor  or (iv) an interest rate swaption.

                   "VALUATION  PERCENTAGE"  shall mean, for purposes of determining the S&P Value,  Moody's
                  First  Trigger  Value,  or Moody's  Second  Trigger  Value with  respect to any  Eligible
                  Collateral  or  Posted   Collateral,   the  applicable  S&P  Approved  Ratings  Downgrade
                  Valuation  Percentage,  S&P Required  Ratings  Downgrade  Valuation  Percentage,  Moody's
                  First Trigger Valuation  Percentage,  or Moody's Second Trigger Valuation  Percentage for
                  such Eligible  Collateral or Posted Collateral,  respectively,  in each case as set forth in Paragraph 13(b)(ii).

                  "VALUE" shall mean, in respect of any date,  the related S&P Value,  the related  Moody's
                  First Trigger Value, and the related Moody's Second Trigger Value.

                             [Remainder of this page intentionally left blank]

                                                  Table 1

                                       MOODY'S FIRST TRIGGER FACTOR

                REMAINING                                DAILY
          WEIGHTED AVERAGE LIFE                       COLLATERAL
            OF HEDGE IN YEARS                           POSTING
                1 or less                                0.15%
More than 1 but not more than 2                          0.30%
More than 2 but not more than 3                          0.40%
More than 3 but not more than 4                          0.60%
More than 4 but not more than 5                          0.70%
More than 5 but not more than 6                          0.80%
More than 6 but not more than 7                          1.00%
More than 7 but not more than 8                          1.10%
More than 8 but not more than 9                          1.20%
More than 9 but not more than 10                         1.30%
More than 10 but not more than 11                        1.40%
More than 11 but not more than 12                        1.50%
More than 12 but not more than 13                        1.60%
More than 13 but not more than 14                        1.70%
More than 14 but not more than 15                        1.80%
More than 15 but not more than 16                        1.90%
More than 16 but not more than 17                        2.00%
More than 17 but not more than 18                        2.00%
More than 18 but not more than 19                        2.00%
More than 19 but not more than 20                        2.00%
More than 20 but not more than 21                        2.00%
More than 21 but not more than 22                        2.00%
More than 22 but not more than 23                        2.00%
More than 23 but not more than 24                        2.00%
More than 24 but not more than 25                        2.00%
More than 25 but not more than 26                        2.00%
More than 26 but not more than 27                        2.00%
More than 27 but not more than 28                        2.00%
More than 28 but not more than 29                        2.00%
              More than 29                               2.00%

                                                  Table 2

             MOODY'S SECOND TRIGGER FACTOR FOR INTEREST RATE SWAPS WITH FIXED NOTIONAL AMOUNTS

              REMAINING                              DAILY
        WEIGHTED AVERAGE LIFE                      COLLATERAL
          OF HEDGE IN YEARS                         POSTING
              1 or less                              0.50%
More than 1 but not more than 2                      1.00%
More than 2 but not more than 3                      1.50%
More than 3 but not more than 4                      1.90%
More than 4 but not more than 5                      2.40%
More than 5 but not more than 6                      2.80%
More than 6 but not more than 7                      3.20%
More than 7 but not more than 8                      3.60%
More than 8 but not more than 9                      4.00%
More than 9 but not more than 10                     4.40%
More than 10 but not more than 11                    4.70%
More than 11 but not more than 12                    5.00%
More than 12 but not more than 13                    5.40%
More than 13 but not more than 14                    5.70%
More than 14 but not more than 15                    6.00%
More than 15 but not more than 16                    6.30%
More than 16 but not more than 17                    6.60%
More than 17 but not more than 18                    6.90%
More than 18 but not more than 19                    7.20%
More than 19 but not more than 20                    7.50%
More than 20 but not more than 21                    7.80%
More than 21 but not more than 22                    8.00%
More than 22 but not more than 23                    8.00%
More than 23 but not more than 24                    8.00%
More than 24 but not more than 25                    8.00%
More than 25 but not more than 26                    8.00%
More than 26 but not more than 27                    8.00%
More than 27 but not more than 28                    8.00%
More than 28 but not more than 29                    8.00%
             More than 29                            8.00%

                 Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                                  Table 3

                       MOODY'S SECOND TRIGGER FACTOR FOR TRANSACTION-SPECIFIC HEDGES

               REMAINING                               DAILY
         WEIGHTED AVERAGE LIFE                      COLLATERAL
           OF HEDGE IN YEARS                          POSTING
               1 or less                               0.65%
More than 1 but not more than 2                        1.30%
More than 2 but not more than 3                        1.90%
More than 3 but not more than 4                        2.50%
More than 4 but not more than 5                        3.10%
More than 5 but not more than 6                        3.60%
More than 6 but not more than 7                        4.20%
More than 7 but not more than 8                        4.70%
More than 8 but not more than 9                        5.20%
More than 9 but not more than 10                       5.70%
More than 10 but not more than 11                      6.10%
More than 11 but not more than 12                      6.50%
More than 12 but not more than 13                      7.00%
More than 13 but not more than 14                      7.40%
More than 14 but not more than 15                      7.80%
More than 15 but not more than 16                      8.20%
More than 16 but not more than 17                      8.60%
More than 17 but not more than 18                      9.00%
More than 18 but not more than 19                      9.40%
More than 19 but not more than 20                      9.70%
More than 20 but not more than 21                     10.00%
More than 21 but not more than 22                     10.00%
More than 22 but not more than 23                     10.00%
More than 23 but not more than 24                     10.00%
More than 24 but not more than 25                     10.00%
More than 25 but not more than 26                     10.00%
More than 26 but not more than 27                     10.00%
More than 27 but not more than 28                     10.00%
More than 28 but not more than 29                     10.00%
              More than 29                            10.00%

                                                 SCHEDULE 1

                                            ELIGIBLE COLLATERAL

 -------------------------------------------------------------------------------------------------------------------
                                    ELIGIBLE COLLATERAL & VALUATION PERCENTAGES
                                                  MOODY'S AND S&P
 -------------------------------------------------------------------------------------------------------------------
 -------- ----------------------------------------- ----------------------------- ----------------------------------
                                                        VALUATION PERCENTAGE            VALUATION PERCENTAGE
 -------- ----------------------------------------- ----------------------------- ----------------------------------
 -------- ----------------------------------------- ----------------------------- ----------------------------------
                                                              MOODY'S                            S&P
 -------- ----------------------------------------- ----------------------------- ----------------------------------
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
                                                    FIRST TRIGGER      SECOND       S&P APPROVED     S&P REQUIRED
                                                                                      RATINGS           RATINGS
                                                                                     DOWNGRADE         DOWNGRADE
                                                                                     VALUATION         VALUATION
                                                                      TRIGGER       PERCENTAGES       PERCENTAGES
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 (A)                                                     100            100             100               80
          Cash
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 (B)                                                     100            100              98              78.4
          Fixed-rate  negotiable debt  obligations
          issued by the U.S.  Treasury  Department
          having  a  remaining  maturity  on  such
          date of not more than one year
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 (C)                                                     100             94             92.6             74.1
          Fixed-rate  negotiable debt  obligations
          issued by the U.S.  Treasury  Department
          having  a  remaining  maturity  on  such
          date of more  than one year but not more
          than ten years
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
   (D)                                                   100             87             84.6             67.7
          Fixed-rate  negotiable debt  obligations
          issued by the U.S.  Treasury  Department
          having  a  remaining  maturity  on  such
          date of more than ten years
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
   (E)    Agency   Securities:   negotiable   debt       100             99             98.5             [TBD]
          obligations  of  the  Federal   National
          Mortgage  Association  (FNMA),   Federal
          Home Loan Mortgage  Corporation (FHLMC),
          Federal Home Loan Banks (FHLB),  Federal
          Farm  Credit  Banks  (FFCB),   Tennessee
          Valley  Authority  (TVA)  (collectively,
          "AGENCY  SECURITIES")  issued after July
          18,   1984  and   having   a   remaining
          maturity of not more than 1 year.
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
   (F)    Agency  Securities  having  a  remaining       100             98             97.7             [TBD]
          maturity of greater  than 1 year but not
          more than 2 years.
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
   (G)    Agency  Securities  having  a  remaining       100             97             97.3             [TBD]
          maturity  of  greater  than 2 years  but
          not more than 3 years.
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
   (H)    Agency  Securities  having  a  remaining       100             96             94.5             [TBD]
          maturity  of  greater  than 3 years  but
          not more than 5 years.
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
   (I)    Agency  Securities  having  a  remaining       100             94             93.1             [TBD]
          maturity  of  greater  than 5 years  but
          not more than 7 years.
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
   (J)    Agency  Securities  having  a  remaining       100             93             90.7             [TBD]
          maturity  of  greater  than 7 years  but
          not more than 10 years.
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
   (K)    Agency  Securities  having  a  remaining       100             88             87.7             [TBD]
          maturity  of  greater  than 10 years but
          not more than 20 years.
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------
   (L)    Agency  Securities  having  a  remaining       100             86             84.4             [TBD]
          maturity  of  greater  than 20 years but
          not more than 30 years.
 -------- ----------------------------------------- --------------- ------------- ----------------- ----------------

         IN  WITNESS   WHEREOF,   the  parties  have   executed   this  Annex  by  their  duly   authorized
representatives as of the date of the Agreement.

            HSBC Bank USA, National Association                LaSalle Bank National Association not in its individual
                                                               capacity but solely in its capacity as Trustee for the
                                                                  benefit of the RAAC Series 2007-SP3 Trust and as
                                                             Supplemental Interest Trust Trustee for the benefit of the
                                                                             Supplemental Interest Trust
By:   /s/ Jason Saturno                                            By:    /s/ Susan L. Feld
      Name: Jason Saturno                                          Name:      Susan L. Feld
      Title:   Vice President                                      Title:     Vice President
      Date:                                                        Date: